SunAmerica Series Trust
International Diversified Equities Portfolio

Procedures Pursuant to Rule 10f-3

(1)Name of Underwriters AMN AMRO Rothschild, J.B. Were
& Son, Goldman, Sachs & Co. with Macquarie
Underwriting Limited, Merrill Lynch & Co., Salomon
Brothers Inc., Deutsche Morgan Grenfell, J.P. Morgan &
Co., Morgan Stanley Dean Witter, Ord Minnett Inc.

(2)Name of Issuer Telestra Corporation Limited

(3)Title of Security Ordinary Shares in the form of Instalment Receipts and interim American Depositary
Shares

(4)Date of First Offering November 15, 1997

(5)Amount of Total Offering 4,000,000,000 shares

(6)Unit Price AUD 2.00

(7)Underwriting Spread or Commission AUD 0.05839 per share

(8)Rating N/A

(9)Maturity Date N/A

(10)Current Yield N/A

(11)Yield to Maturity N/A

(12)Subordination Features N/A

(13)Nature of issuing Political Entity, if any, including in the case of revenue bonds, underlying entity supplying the revenue N/A

(14)Total Par Value of Bonds Purchased N/A

(15)Dollar Amount of Purchases 160,235

(16)Number of Shares Purchased 115,400

(17)Years of Continuous Operation 10

(18)Percentage of Offering Purchased by Portfolio
0.003%

(19)Percentage of Offering Purchased by other
Portfolios of the Fund and other Investment Companies advised by the Adviser or any Subadviser 0.005%

(20)Sum of (18) and (19) 0.008%

(21)Percentage of Portfolio Assets Applied to Purchase
0.065%

(22)Name(s) of Underwriter(s) or Dealer(s) from whom Purchased J.B. Were

(23)Is the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an "affiliated person", a Manager or Co-Manager of Offering? Yes

(24)Were Purchases Designated as Group Sales or otherwise allocated to the Adviser, any Subadviser or any person of whom the Adviser or Subadviser is an "affiliated person"?












SunAmerica Series Trust
International Diversified Equities Portfolio

Procedures Pursuant to Rule 10f-3

(1)Name of Underwriters
Merrill Lynch & Co., Lehman Bros. Paribas, Banque
Nationale de Paris, Deutsche Morgan Grenfell, Lazard
Freres & Co. LLC, Morgan Stanley Dean Witter, Salomon
Brothers Inc.

(2)Name of Issuer France Telecom

(3)Title of Security Shares (in the form of Shares or American Depositary Shares)

(4)Date of First Offering October 20, 1997

(5)Amount of Total Offering 211,000,000 shares

(6)Unit Price FRF 187

(7)Underwriting Spread or Commission FRF 4.675 per share

(8)Rating N/A

(9)Maturity Date N/A

(10)Current Yield N/A

(11)Yield to Maturity N/A

(12)Subordination Features N/A

(13)Nature of issuing Political Entity, if any, including in the case of revenue bonds, underlying entity supplying the revenue N/A

(14)Total Par Value of Bonds Purchased N/A

(15)Dollar Amount of Purchases USD 631,228

(16)Number of Shares Purchased 19,750

(17)Years of Continuous Operation 9

(18)Percentage of Offering Purchased by Portfolio
0.009%

(19)Percentage of Offering Purchased by other
Portfolios of the Fund and other Investment Companies advised by the Adviser or any Subadviser 0.005%

(20)Sum of (18) and (19) 0.014%

(21)  Percentage of Portfolio Assets Applied to
Purchase 0.244%

(22)  Name(s) of Underwriter(s) or Merrill Lynch
Dealer(s) from whom Purchased

(23) Is the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an "affiliated person", a Manager or Co-Manager of Offering? Yes

(24) Were Purchases Designated as Group Sales or otherwise allocated to the Adviser, any Subadviser or any person of whom the Adviser or Subadviser is an "affiliated person"?















SunAmericaSeries Trust
Asset Allocation Portfolio

Procedures Pursuant to Rule 10f-3

New Jersey Economic Development Authority

(1)Name of Underwriters
 Merrill Lynch & Co.,Goldman Sachs, & Co., Lehman
Brothers, & Morgan Stanley Dean Witter

 Comparable Securities (1) Paine Webber
Incorporated, Bear Sterns & Co., Inc., & Lehman
Brothers(2)Morgan Stanley & Co., Smith Barney Inc., &
Samuel A. Ramirez & Co. & (3) Paine Webber Inc.,
Merrill Lynch & Co., Smith Barney & A.G. Edwards &
Sons, Inc.

(2)  Name of Issuer New Jersey Economic Development
Authority Comparable Securities (1) City of Oakland,
California, (2)County of Tulare, California &(3)
School District No. 1 in the City & County of Denver and State of Colorado

(3)  Title of Security State Pension Funding Bonds
Series 1997A-1997C Comparable Securities (1) Taxable
Pension Obligation Bonds Series 1997 (2) Taxable
Pension Obligation Bonds Series 1997 & (3) Lease
Purchase Agreement Taxable Pension Certificates Series
1997

(4)  Date of Prospectus June 26, 1997 Comparable
Securities (1) February 13, 1997 (2) May 22,1997 &(3)
July 9, 1997

(5)  Amount of Total Offering $2,803,042,498.56
Comparable Securities (1) $436,289,659.15 (2)
$41,460,000.00 &(3) $384,167,520.55

(6)  Unit Price $100.00 Comparable Securities (1)
$100.00 (2)$99.983 & (3)$100.00

(7)  Underwriting Spread or Commission N/A Comparable
Securities (1) N/A (2) N/A & (3) N/A

(8) Rating AAA Comparable Securities (1) AAA (2) AAA &
(3) AAA

(9)  Maturity Date February 15, 2029 Comparable
Securities (1) December 15, 2009 (2) August 15,
2011 & (3) December 15, 2012

(10)  Current Yield
 7.425%

Comparable Securities (1) 6.980% (2) 7.350% & (3)
6.940%

(11) Yield to Maturity

(12)  Subordination Features
None

 Comparable Securities (1) None (2) None & (3) None

(13) Nature of issuing Political Entity, if any, including in the case of revenue bonds, underlying entity supplying the revenue
MBIA

 Comparable Securities (1) MBIA (2) AMBAC & (3) AMBAC

(14)Total Par Value of Bonds Purchased
$1,470,000.00

(15)Dollar Amount of Purchases
$1,470,000

(16)Number of Shares Purchased
1,470,000

(17)Years of Continuous Operation
 The Company has been in continuous operation for greater than 3 years

(18)% of Offering Purchased by Fund
0.05244%

(19)% of Offering Purchased by Associated Funds
0.09846%

(20)Sum of (18) and (19)
0.15091%

(21)% of Funds Total Assets Applied to Purchased
0.33000%

(22)Name(s) of Underwriter(s) or Dealer(s) from who Purchased
Merrill Lynch

(23)Is Goldman Sachs & Co. a Manager or Co-manager of
Offering
Yes

(24)Were Purchases Designated as Group Sales or otherwise allocated to Goldman Sachs & Co.
No









SunAmerica Series Trust
Asset Allocation Portfolio

Procedures Pursuant to Rule 10f-3

ISPAT International

(1)  Name of Underwriters
Donaldson, Lufkin & Jenrette, Credit Suise First
Boston HSBC, Morgan Stanley SECS, Paine Webber

Comparable Securities (1) Goldman Sachs & Co Wertheim,
Cowen & co. (2) Nutmeg Securities Ltd (3) Openheimer &
Co Inc, Hambrecht & Quest, UBS Sec, Wasserstein
Perella Sec Inc.

Name of Issuer
ISPAT International

Comparable Securities (1) Panavision Inc. (2) Pacific
Research & Engineering  & (3) Midway Games

(3)  Title of Security
ISPAT International N.V.

Comparable Securities (1) Panavision Inc. (2) Pacific
Research & Engineering & (3) Midway Games Inc. Com.

(4)  Date of Prospectus
August 07, 1997

Comparable Securities (1) November 20, 1996 (2) May
28, 1996 & (3) October 30 1996

(5)Amount of Total Offering
25,000000 Shares

Comparable Securities (1) 3,500,000 Shares (2)
1,000,000 Shares & (3) 5,100,000 Shares

(6)  Unit Price
$27.00

Comparable Securities (1) $17.00 (2) $5.50 & (3)
$20.00

(7)  Underwriting Discount
$1.215

Comparable Securities (1) $1.190 (2) $1.100 & (3)
$1.400

(8)  Rating
Not Applicable

(9)  Maturity Date
Not Applicable

(10)  Current Yield
Not Applicable

(11) Yield to Maturity
Not Applicable

(12)  Subordination Features
Not Applicable

(13)Nature of issuing Political Entity, if any, including in the case of revenue bonds, underlying entity supplying entity supplying the revenue
Not Applicable

(14)Total Par Value of Bonds Purchased
Not Applicable

(15)Dollar Amount of Purchases
$1,169,100

(16)Number of Shares Purchased
43,300

(17)Years of Continuous Operation
The company has been in continuous operation for greater than 3 years

(18)% of Offering Purchased by Fund
0.1732%

(19)% of Offering Purchased by Associated Funds
No other registered investment company under GSAMs advise

(20)Sum of (18) and (19)
0.1732%

(21)% of Funds Total Assets
0.000%

(22)Name of Underwriter of Dealer from who Purchased
DLJ

(23)Is Goldman Sachs & Co. a Manager or
Co-manager of Offering
No

(24)Were Purchases Designated as Group
Sales or otherwise allocated to Goldman Sachs & Co.
No